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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K
                                    ---------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                November 18, 2004
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                Date of report (Date of earliest event reported)


                                   ADVO, Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware                           1-11720                 06-0885252
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 (State or other jurisdiction          (Commission              (IRS Employer
of incorporation or organization)      file number)          Identification No.)

                One Targeting Centre, Windsor, Connecticut 06095
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:          (860) 285-6100
                                                         -----------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
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ITEM 7.01  REGULATION FD DISCLOSURE
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At the Company's investor conference in New York, New York on November 18, 2004, management said it had recently presented a plan to the Company's Board of Directors to achieve revenues of $2 billion by 2008.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                 ADVO, Inc.
      Date: November 19, 2004
                                                 By  /s/ JOHN D. SPERIDAKOS
                                                     ------------------------
                                                     John D. Speridakos
                                                     Vice President & Controller


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